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                                                                   EXHIBIT 10.03

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (the" Agreement") is made this ____ day of December, 2001 by and between Eastman Chemical Company, a Delaware corporation (the "Company"), and Wachovia Bank, N.A., a national banking association (the "Trustee"), as trustee under the Eastman Chemical Company Benefit Security Trust created by that certain Trust Agreement, dated December 24, 1997, by and between the Company and the Trustee.

                              W I T N E S S E T H:

         WHEREAS, Eastman Chemical Company previously entered into a Warrant with the Trustee dated December 24, 1997 (the "Original Warrant"), and in connection therewith also entered into a Registration Rights Agreement with the Trustee (the "Original Registration Rights Agreement");

         WHEREAS, the Company has amended the Original Warrant effective as of January 2, 2002 (the "Warrant") and in connection therewith, wishes to amend the Original Registration Rights Agreement as provided herein, effective as of January 2, 2002;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.       Certain Definitions.

                  For purposes of this Agreement, the following terms have the following meanings when used herein:

         (a) "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of North Carolina.

         (b) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         (c) "Common Stock" means the Company's common stock, par value $.01 per share, and shall include any capital stock of the Company into which such class of stock shall be converted.

         (d) "Company" means Eastman Chemical Company, a Delaware corporation, and its successors and assigns.

         (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as in effect from time to time.

         (f) "Holder" means any Person that owns Registrable Securities, including such successors and assigns as acquire Registrable Securities, directly or indirectly, from such Person. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof.


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         (g)      "Initial Holder" means the Trustee.

         (h) "Majority Registered Holders" means in the case of any registration statement, the Holders of a majority of the Registrable Securities proposed to be covered (or so covered) in such registration statement.

         (i) "Person" means any individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, or other entity, or a government or any political subdivision or agency.

         (j) "Registrable Securities" means (A) the Warrant Shares issued to the Holder upon exercise of the Warrant and (B) any securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Warrant Shares. For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when either (i) it has been effectively registered under the Securities Act and sold or distributed to any Person pursuant to an effective registration statement covering it, or (ii) it has been sold or distributed to any Person pursuant to Rule 144.

         (k) "Registration" means any registration of Registrable Securities effected pursuant to Section 2 hereof.

         (1) "Regulation M" means the rules promulgated by the Commission under Regulation M of the Exchange Act, as such rules may be amended from time to time, or any similar successor rules that may be promulgated by the Commission.

         (m) "Rule 144," Rule 145," "Rule 415" and "Rule 424" mean, respectively, Rule 144, Rule 145, Rule 415 and Rule 424, each promulgated by the Commission under the Securities Act, in each case as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

         (n) "Securities Act" means the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

         (o) "Trust" means the Eastman Company Benefit Security Trust created by the Trust Agreement.

         (p) "Trustee" means Wachovia Bank, N.A., a national banking association, as trustee under the Trust.

         (q) "Trust Agreement" means that certain Trust Agreement, dated December 24, 1997, by and between the Company and the Trustee.

         (r) "Warrant" means that certain Warrant to purchase shares of Common Stock of the Company, dated as of December __, 1997, held by the Initial Holder.

         (s) "Warrant Shares" means the shares of Common Stock, as adjusted from time to time, deliverable upon exercise of the Warrant.

2.       Registrations.

         (a) Effective Registration. At any time after exercise of the Warrant and before one year following such exercise, upon written notice to the Company from one or more Holders (the "Initiating Holders") of Registrable Securities holding in the aggregate Registrable Securities with a market value (on the date the written notice is delivered) of at least $20 million, requesting that the Company effect, pursuant to this Section 2, the


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registration of any of such Initiating Holders' Registrable Securities under the
Securities Act (which notice shall specify the Registrable Securities so requested to be registered, the proposed amounts thereof and the intended method or methods of disposition by such Initiating Holders), the Company shall promptly (but in any event within 10 Business Days) give written notice of such requested registration to all Holders, and thereupon the Company shall, as soon as practicable, use its reasonable efforts to effect the registration under the Securities Act of:

                  (A) the Registrable Securities that the Initiating Holders have requested the Company to register, for disposition in accordance with the intended method or methods of disposition stated in their notice to the Company; and

                  (B) all other Registrable Securities the Holders of which shall have made a written request to the Company for registration thereof (which request shall specify such Registrable Securities and the proposed amounts thereof) within 15 Business Days after the receipt of such written notice from the Company, all to the extent requisite to permit the disposition by Holders of the securities then constituting Registrable Securities so to be registered.

         (b) Frequency: Duration. The Company shall not be required to effect more than two Registrations pursuant to this Agreement The Company shall not be required to effect a Registration pursuant to this Section 2 if it shall have so effected a Registration during the previous 12 months; provided, however, that a Registration shall not be deemed to have been effected for purposes of this Section 2(b) if the applicable registration statement has not been declared effective and kept effective until the earlier of (i) 180 days following the date on which such registration statement was declared effective, and (ii) the sale pursuant to such registration statement of the Registrable Securities covered thereby.

         (c) Inclusion of Other Securities. The Company shall not register any securities other than Registrable Securities in any Registration without the prior written consent of the Majority Registered Holders. If any securities other than Registrable Securities are so registered, securities requested to be registered by the Company for sale for its own account shall have absolute priority over securities requested to be registered by third parties.

3.       Registration Procedures.

         (a) Company Procedures. Whenever the Company is required by this Agreement to effect the registration of any Registrable Securities under the Securities Act pursuant to a registration statement, the Company shall use its reasonable efforts to effect each such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall, as soon as practicable:

                  (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable efforts to cause such registration statement to be declared effective as soon as practicable and to remain continuously effective for the time period required by this Agreement to the extent permitted under the Securities Act, provided that as soon as practicable but in no event later than three Business Days before filing such registration statement, any related prospectus or any amendment or supplement thereto, other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such registration statement, the Company shall furnish to the Holders of the Registrable Securities covered (or proposed to be covered) by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents. shall be subject to the review of such Holders and underwriters; the Company shall not file any registration statement or


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amendment thereto or any prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such registration statement) to which the managing underwriters of the applicable offering, if any, or the Majority Registered Holders shall have reasonably objected in writing within two Business Days after receipt of such documents to the effect that such registration statement or amendment thereto or prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act (provided that the foregoing shall not limit the right of any Holder whose Registrable Securities are covered by a registration statement to reasonably object, within two Business Days after receipt of such documents, to any particular information that is to be contained in such registration statement, amendment, prospectus or supplement and relates specifically to such Holder, including, without limitation, any information describing the manner in which such Holder acquired such Registrable Securities and the intended method or methods of distribution of such Registrable Securities), and if the Company is unable to file any such document due to the objections of such underwriters or such Holders, the Company shall use its reasonable efforts to cooperate with such underwriters and Holders to prepare, as soon as practicable, a document that is responsive in all material respects to the reasonable objections of such underwriters and Holders;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement continuously effective and current for the period required by this Agreement to the extent permitted under the Securities Act; and cause each related prospectus to be supplemented by any prospectus supplement as may be required, and as so supplemented to be filed pursuant to Rule 424; and otherwise comply with the provisions of the Securities Act as may be necessary to facilitate the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended method or methods of disposition by the selling Holders thereof set forth in such registration statement or such prospectus or prospectus supplement;

                  (iii) notify the Holders and the managing underwriters, if any, of the applicable offering (providing, if requested by any such Persons, confirmation in writing) as soon as practicable after becoming aware of: (A) the filing of any prospectus or prospectus supplement or the filing or effectiveness (or anticipated date of effectiveness) of such registration statement or any post-effective amendment thereto; (B) any request by the Commission for amendments or supplements to such registration statement or the related prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (D) the receipt by the Company of any notification with respect to the suspension of the qualification or registration (or exemption therefrom) of any Registrable Securities for sale in any jurisdiction in the United States or the initiation or threatening of any proceeding for such purposes; or (E) the happening of any event that makes any statement made in such registration statement or in any related prospectus, prospectus supplement, amendment or document incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement or in any such prospectus, supplement, amendment or other such document so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (m the case of any prospectus in the light of the circumstances under which they were made) not misleading;

                  (iv) make every reasonable effort to obtain at the earliest possible moment the withdrawal of any order or other action suspending the effectiveness of any such registration statement or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction;

                  (v) if reasonably requested by the managing underwriters, if any, of the applicable offering, as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such underwriters agree should be included therein relating to the sale and offering of the applicable Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold


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to any underwriters, the purchase price being paid therefor by any such underwriters and any other terms of the offering of the Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable following receipt of notice of the matters to be incorporated therein;

                  (vi) as soon as practicable after filing such documents with the Commission, furnish to the Holders and each of the underwriters, if any, without charge, at least one manually signed or conformed copy of such registration statement and any post-effective amendment thereto, including financial statements and schedules; and as soon as practicable after the request of any Holder or underwriter, furnish to such Holder or underwriter, as the case may be, at least one copy of any document incorporated by reference in such registration statement or in any related prospectus, prospectus supplement or amendment, together with all exhibits thereto (including those previously furnished or incorporated by reference);

                  (vii) deliver to the Holders and to each of the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; subject to Section 3(b)(i) hereof, the Company consents to the use of any such prospectus or any amendment or supplement thereto by the Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by any such prospectus or any amendment or supplement thereto;

                  (viii) prior to any public offering of Registrable Securities, register or qualify (or obtain an exemption therefrom), or cooperate with the Holders, the underwriters, if any, and their respective counsel in connection With the registration or qualification (or exemption therefrom) of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as the Holders or the underwriters, if any, shall reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the period during which such registration statement is required to be kept effective pursuant to this Agreement, to the extent permitted under the Securities Act; and do any and all other acts and things reasonably necessary or advisable to facilitate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not be required to qualify but for this Section 3(a)(viii);

                  (ix) cooperate with Holders participating in such registration and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold; and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters, if any, may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

                  (x) use its reasonable efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be reasonably necessary to enable the Holders or the underwriters, if any, to consummate the disposition of such. Registrable Securities;

                  (xi) as soon as practicable after the occurrence of any event described in Section 3(a)(iii)(E) hereof, prepare a supplement or post-effective amendment to such registration statement or to the related prospectus or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; if any event described in Section 3(a)(iii)(B) hereof occurs, use its reasonable efforts to cooperate with the Commission to prepare, as soon as practicable, any amendment or supplement to such registration statement or such related prospectus and any other additional information, or to take other action that may have been requested by the Commission;


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                  (xii)    use its reasonable efforts to cause all Common Stock
constituting Registrable Securities covered by such registration statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which the Common Stock of the Company is then listed (or included), if so requested by the Majority Registered Holders or the underwriters, if any, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form, and provide a transfer agent for such Registrable Securities no later than the effective date of such registration statement; use its reasonable efforts to cause any other Registrable Securities covered by such registration statement to be listed (or included) on each securities exchange (or quotation system operated by a national securities association) on which securities of the same class and series, if any, are then listed (or included) (or on any exchange or quotation system on which any Person other than a Holder shall have the right to have securities of the same class and series, if any, listed or included), if so requested by the Majority Registered Holders or the underwriters, if any, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form, and, if necessary, provide a transfer agent for such securities no later than the effective date of such registration statement;

                  (xiii) provide a CUSIP number for the Registrable Securities no later than the effective date of such registration statement;

                  (xiv) enter into customary agreements (including, in the case of an underwritten offering, an underwriting agreement in customary form for the managing underwriters with respect to issuers of similar market capitalization and reporting and financial histories) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities included in such registration statement and, in the case of an underwritten offering: (A) make representations and warranties to each Holder of Registrable Securities participating in such offering and to each of the underwriters, in such form, substance and scope as are customarily made to the managing underwriters by issuers of similar market capitalization and reporting and financial histories and confirm the same to the extent customary if and when requested; (B) obtain opinions of counsel to the Company and updates thereof addressed to each Holder of Registrable Securities participating in such offering and to each of the underwriters, such opinions and updates to be in customary form and covering the matters customarily covered in opinions obtained in underwritten offerings by the managing underwriters for issuers of similar market capitalization and reporting and financial histories;
                  (C) obtain "comfort" letters and updates thereof from the Company's independent certified public accountants addressed to each Holder of Registrable Securities participating in such offering and to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters to the managing underwriters in connection with underwritten offerings by them for issuers of similar market capitalization and reporting and financial histories; (D) provide, in the underwriting agreement to be entered into in connection with such offering, indemnification provisions and procedures of the type customarily contained in underwriting agreements for offerings by issuers of similar market capitalization and reporting and financial histories; and (E) deliver such customary documents and certificates as may be reasonably requested by the Majority Registered Holders and the managing underwriters to evidence compliance with clause (A) of this paragraph (xiv) and with any customary conditions contained in the underwriting agreement entered into by the Company in connection with such offering;


                  (xv) make available, for inspection by the Holders of the Registrable Securities included in such registration, any underwriter participating in any disposition of Registrable Securities pursuant to such registration statement, and any attorney, accountant or other representative retained by such selling Holders or by any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such underwriter, attorney, accountant or other representative in connection with such registration;


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                  (xvi)    otherwise use its reasonable efforts to comply with
all applicable rules and regulations of the Commission relating to such registration and the distribution of the securities being offered (including, without limitation, Regulation M, with respect to which the Company shall also use its reasonable efforts timely to apprise each Holder of any bids and purchases by the Company, and of any known bids and purchases by each "affiliated purchaser" (as defined in Regulation M) of the Company, that would in the opinion of the Company be prohibited under Regulation M in connection with a "distribution" (as so defined) by such Holder of securities of the Company) and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 60 days after the end of any 12-month period (or 120 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which the Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, or, if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of such registration statement, which earning statements shall cover such 12-month periods;

                  (xvii) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. and in the performance of any customary or required due diligence investigation by any underwriter; and

                  (xviii) use its reasonable efforts to take all other reasonable steps necessary and appropriate to effect such registration in the manner contemplated by this Agreement.

         (b)      Holder Procedures.

                  (i) Each Holder agrees, by acquisition of the Registrable Securities that, upon receipt of any notice from the Company of the happening of any event described in Section 3(a)(iii)(B), 3(a)(iii)(C), 3(a)(iii)(D) or 3(a)(iii)(E) hereof, such Holder shall forthwith discontinue disposition of any Registrable Securities (but, in the case of an event described in Section 3(a)(iii)(D), in the affected jurisdiction or jurisdictions only) covered by the affected registration statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(a)(iii) or 3(a)(xi) hereof or until such Holder is (it being agreed by the Company that the underwriters, if any, shall also be) advised in writing (the" Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall have given any such notice, the 180-day period mentioned in Section 2(b) hereof shall be extended by the number of days from and including the date of the giving of such notice to and including the date when each Holder of Registrable Securities included in such Registration shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(a)(iii) or 3(a)(xi) hereof or the Advice, as the case may be.

                  (ii) In connection with any underwritten public offering of Registrable Securities pursuant to a Registration, the managing underwriter of such offering shall be a nationally recognized investment banking firm selected by the Majority Registered Holders and shall be reasonably acceptable to the Company.

                  (iii) Each Holder hereby agrees that for a period of at least 90 days (or such longer period, not to exceed 180 days, as the Company may agree with the managing underwriter) after the effective date of any underwritten public offering of Registrable Securities, such Holder will not, directly or indirectly, sell, offer to sell, or otherwise transfer or dispose of any Common Stock other than any of such Holder's Common Stock included in such underwritten public offering unless otherwise consented by the representative of the underwriters in such underwritten "public offering, and hereby agrees to execute and delivery to such underwriters such form of agreement reflecting such Holder's agreement as the Company and such underwriter may request.


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4.       Registration Expenses

         All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of, compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), printing expenses (including expenses of printing prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), reasonable fees and disbursements of its counsel and its independent certified public accountants (including the reasonable expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with any registration hereunder, reasonable fees and expenses of other Persons retained by the Company, reasonable fees and expenses of one counsel for the Holders, selected by the Majority Registered Holders, incurred in connection with each registration hereunder, and reasonable out-of-pocket expenses of the Holders (all such expenses being herein referred to as "Registration Expenses"), shall be borne by the Company; provided that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities.

5.       Indemnification: Contribution.

         (a) Indemnification by the Company. The Company shall indemnify, to the full extent permitted by law, each Holder of Registrable Securities, and if applicable, its officers, directors, employees and agents, and if applicable, each Person who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement covering any Registrable Securities, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, except in each case insofar as the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such registration statement, prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein. This indemnity is in addition to any liability that the Company may otherwise have. The Company shall also indemnify any underwriters of the Registrable Securities and their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Holders and other specified Persons.

         (b) Indemnification by Holders of Registrable Securities. In connection with any registration statement covering Registrable Securities, each Holder any of whose Registrable Securities are covered thereby shall furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with such registration statement, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, and shall indemnify, to the full extent permitted by law, the Company, the Company's directors, officers, employees and agents and each Person who controls the Company (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement covering any Registrable Securities, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were


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made) not misleading, in each case to the extent, but only to the extent, that the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such registration statement or in such related prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein. This indemnity is in addition to any liability that a Holder may otherwise have. Each Holder participating in an offering of Registrable Securities shall, if requested by the managing underwriter or underwriters of such offering, also indemnify any underwriters of such Registrable Securities and their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company and other specified Persons.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Section 5 agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the reasonable fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of counsel to such indemnified party, expressed in a writing delivered to the indemnifying party, a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counselor counsels (which shall be limited to one counsel per indemnified party). The indemnifying party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

         (d)      Contribution.

                  (i) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.


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

                  (iii) If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 5(a) and 5(b) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5(d).

6.       Participation in Underwritten Registrations.

         No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (c) agrees to pay such Person's pro rata portion of all underwriting discounts and commissions.

7.       Cooperation with the Company.

         Each Holder, by the acceptance of Registrable Securities or by exercise of its rights hereunder, agrees to use its reasonable efforts to cooperate with the Company in all reasonable respects in connection with the preparation and filing of Registrations hereunder in which such Registrable Securities are included or requested to be included.

8.       Miscellaneous.

         (a) Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights in an action at law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company shall have obtained the prior written consent of (i) the Holders of a majority of the securities then constituting Registrable Securities and (ii) each Holder materially and adversely affected by such amendment, modification, supplement, waiver or departure.

         (c) Notices. All notices, requests, waivers, releases, consents, and other communications required or permitted by this Agreement (collectively, "Notices") shall be in writing. Notices shall be deemed sufficiently given for all purposes under this Agreement when delivered in person, when dispatched by telegram or (upon written confirmation of receipt) by electronic facsimile transmission or (upon written confirmation of receipt) when dispatched by a nationally recognized overnight courier service. All Notices shall be delivered as follows:

                  (i) if to a Holder of Registrable Securities, at the address indicated on Company's registrar relating to such securities or at such other address as such Holder may have furnished to the Company in writing; and


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

                  (ii)     if to the Company, at:

                                    Eastman Chemical Company
                                    P. O. Box 511
                                    Eastman Road
                                    Building 75
                                    Kingsport, Tennessee 37602-5075
                                    Attention: General Counsel
                                               Telephone Number: (423) 229-2097
                                    Fax Number: (423) 229-1679

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including any successors by merger to the Company.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings: Construction. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context otherwise requires, all references to Sections are to Sections of this Agreement, "or" is inclusively disjunctive, and words in the singular include the plural and vice versa. In computing any period of time specified in this Agreement, the date of the act or event from which such period of time is to be measured shall be included, any such period shall expire at 5:00 p.m., Kingsport, Tennessee time, on the last day of such period, and any such period denominated in months shall expire on the date in the last month of such period that has the same numerical designation as the date of the act or event from which such period is to be measured; provided, however, that if there is no date in the last month of such period that has the same numerical designation as the date of such act or event, such period shall expire on the last day of the last month of such period.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of North Carolina, without regard to the principles of conflicts of laws thereof.

         (h) Severability. If one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect, for any reason the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way affected or impaired thereby, and the provision held to be invalid, illegal or unenforceable shall be reformed to the minimum extent necessary, and in a manner as consistent with - the purposes thereof as is practicable, so as to render it valid, legal and enforceable, it being intended that all of the rights and privileges of the Holders hereunder shall be enforceable to the fullest extent permitted by law.

         (i) Entire Agreement. This Agreement is intended by the Company and the Initial Holder to be a final expression thereof and is intended to be a complete and exclusive statement of the agreement and understanding of the Company and the Initial Holder in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the Company and any Holders with respect to such subject matter.


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

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written, but effective as of January 2, 2002.


                                           EASTMAN CHEMICAL COMPANY


                                           By:
                                               ----------------------------
                                                    Name
                                                    Title

                                           EASTMAN CHEMICAL COMPANY BENEFIT
                                           SECURITY TRUST

                                           By: WACHOVIA BANK, N.A., Trustee

                                           By:
                                               ----------------------------
                                                    Name
                                                    Title


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